SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

(Rule 12g-3(a))

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2002

NORTH STATE BANCORP
(Exact name of registrant as specified in its charter)

North Carolina
(State or other jurisdiction of incorporation)

000-49898	Applied For
(Commission file Number)	(IRS Employer ID Number)

6200 Falls of the Neuse Road, Raleigh, North Carolina 27609
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code    (919) 855-9925

Item 5.    Other Events

On September 26, 2002, North State Bancorp declared a 10% stock split in the form of a stock dividend, payable on December 15th, 2002 to shareholders of record on November 15th , 2002.

Item 7.    Financial Statements and Exhibits

(c)	Exhibits

99.1    Press release dated September 30th, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH STATE BANCORP

Date: September 30, 2002:	By:	/s/ LARRY D. BARBOUR
Larry D. Barbour President and Chief Executive Officer

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